NUMBER                                                  INCORPORATED
     NV____                                                UNDER THE LAWS OF
                                                             THE STATE OF
                                                                GEORGIA

                   National Vision Associates, Ltd.                   SHARES
                                                                     _______

                                                           SEE REVERSE FOR
                             Common Stock                       CERTAIN
                                                              DEFINITIONS

                                                          CUSIP 638459 10 7

              THIS CERTIFIES THAT

                                        SPECIMEN



              is the owner of

              FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF ONE CENT ($.01) EACH OF THE COMMON STOCK OF

                            NATIONAL VISION ASSOCIATES, LTD.

              transferable in person or by duly authorized attorney on the books of the Corporation upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all amendments thereto. This certificate is not valid unless countersigned by the Transfer Agent.

                   WITNESS the  facsimile seal  of the Corporation  and the
              facsimile signatures of its duly authorized officers.

              Dated:

                    NATION VISION ASSOCIATES, LTD.        /s/ James W. Krause
                               CORPORATE
                                 SEAL
                                 1990                           CHAIRMAN
                                GEORGIA

              COUNTERSIGNED:
                WACHOVIA BANK OF NORTH CAROLINA, N.A.
                 (WINSTON-SALEM, NC)  TRANSFER AGENT
              BY                                          /s/ Mitchell Goodman

                AUTHORIZED SIGNATURE                             SECRETARY

                   NATIONAL VISION ASSOCIATES, LTD.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

 TEN COM - as tenants in common  UNIF GIFT MIN ACT -  ___ Custodian _____
                                                     (Cust)        (Minor)

 TEN ENT - as tenants by the entireties         under Uniform Gifts to Minors

 JT TEN  - as joint tenants with right of
           survivorship and not as tenants           Act__________________
           in common                                        (State)
           Additional abbreviations may also be used though not in the above list.


For value received _____ hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

___________________________________________

____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
       PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
____________________________________________________________________
________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint_____________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated



Signature(s) Guaranteed:             ____________________________
                                             Signature(s)


______________________________________     ___________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED      NOTICE: THE SIGNATURE(S)ON THIS
BY AN ELIGIBLE GUARANTOR  INSTITUTION,     ASSIGNMENT MUST CORRESPOND WITH THE
AS DEFINED IN RULE 17Ad-15                 NAME(S) AS WRITTEN UPON THE FACE
UNDER THE SECURITIES AND EXCHANGE ACT      OF THE CERTIFICATE, IN EVERY
OF 1934, AS AMENDED.                       PARTICULAR, WITHOUT ALTERATION OR
                                           ENLARGEMENT, OR ANY CHANGE WHATEVER.